KEMPER
SMALL CAPITALIZATION
EQUITY FUND

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED MARCH 31, 1997

SEEKING MAXIMUM APPRECIATION OF INVESTORS' CAPITAL

           " . . .    Over the last six months,
           value-oriented stocks have dominated the small cap market, to the detriment of growth stocks. "


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
7
Industry Sectors
8
Largest Holdings
9
Portfolio of
Investments
12
Financial Statements
14
Notes to
Financial Statements
18
Financial Highlights

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION
EQUITY FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1997
(UNADJUSTED FOR ANY SALES CHARGE)

                                 [BAR GRAPH]

--------------------------------------------------------------------------------

CLASS A                 -9.04%
CLASS B                 -9.49%
CLASS C                 -9.50%
LIPPER SMALL
COMPANY GROWTH FUNDS
 CATEGORY AVERAGE*      -4.67%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

Investment by the fund in small companies presents greater risk than investment in larger, more established companies.


--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                  AS OF     AS OF
                                 3/31/97   9/30/96
--------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION
EQUITY FUND CLASS A               $5.84     $7.01
--------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION
EQUITY FUND CLASS B               $5.63     $6.81
--------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION
EQUITY FUND CLASS C               $5.62     $6.80
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION
EQUITY FUND LIPPER RANKINGS*
--------------------------------------------------------------------------------

COMPARED TO ALL OTHER FUNDS IN THE LIPPER SMALL COMPANY GROWTH FUNDS CATEGORY

                         CLASS A       CLASS B       CLASS C
-------------------------------------------------------------------------------
        1-YEAR           #252 OF       #264 OF       #266 OF
                        386 FUNDS     386 FUNDS     386 FUNDS
-------------------------------------------------------------------------------
        5-YEAR           #86 OF          N/A           N/A
                           105
-------------------------------------------------------------------------------
        10-YEAR         #22 OF 49        N/A           N/A
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DIVIDEND REVIEW
-------------------------------------------------------------------------------

During the period, the fund made the following distributions per share:

                          CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAIN:   $0.07     $0.07     $0.07
-------------------------------------------------------------------------------
LONG-TERM CAPITAL GAIN:    $0.50     $0.50     $0.50
-------------------------------------------------------------------------------

TERMS TO KNOW

KEMPER FUNDS' STYLE

                             MORNINGSTAR EQUITY STYLE BOX
EQUITY STYLE BOX

Style                       To determine investment style, the sum of a fund's
Value Blend Growth          price-to-earnings ratio must be: for value less than
                   Size     1.75; for blend between 1.75 and 2.25; and for
                            growth greater than 2.25. Domestic funds are
 / /   / /   / /   Large    measured relative to the Standard & Poor's 500.
                            International funds are measured relative to the
 / /   / /   / /   Medium   Morgan Stanley Capital International Europe,
                            Australasia, Far East Index.
 / /   / /   /X/   Small
                            Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $79 BILLION IN ASSETS, INCLUDING $42 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

The agreement between the White House and Republican leaders in Congress to balance the federal budget has effectively ended the market correction that began in the first quarter. Such sudden progress on balancing the budget, an initiative that the bond market was anticipating resolution on more than one year ago, is positive news.

  The next several weeks will find Congress and the Clinton administration negotiating toward a final agreement. Unlike previous failed proposals that sought to balance the budget principally by increasing income taxes, the current plan -- which starts from the base of a relatively small deficit -- proposes to slow the growth of federal spending. As such, its prospects are promising.

  Natural skeptics are waiting to see specific legislation to see if the agreement has teeth. While we are optimistic, we need to temper our enthusiasm. Much of the good news associated with a balanced budget was quickly discounted in the higher prices in the stock and bond markets.

  Of particular interest to equity investors is the agreement to reduce the maximum tax rate on capital gains. Although details of the reduction are yet to be known, the prospect of more favorable tax treatment on gains will have the short-term effect of supporting stocks -- investors can be expected to postpone selling until they can qualify for the lower tax rate. With equity sales essentially "frozen" until the effective date is known, the stock market should have a considerable underpinning. Once an effective date is determined, we would expect the pent-up selling to occur once that date is reached. However, then we shall enjoy the long-term positive effect of the lower tax rate on gains.

  Talk of a balanced budget has shifted the spotlight away from the Federal Reserve Board's upward pressure on interest rates. Having declined to raise rates in May, the Fed may still act again at a later date. However, this action may be the last for a while because the economy seems to be slowing down in the second quarter, after the rapid 5.6 percent growth in the first quarter of the year. An economic slowdown would reduce the threat of inflation and reduce the need for further rate hikes by the Fed.

  In fact, a review of the standard measures of the economy shows little to be concerned about. As has been the pattern for more than five years, a few strong quarters followed by a few weak quarters have produced an overall 2 percent to 3 percent rate of growth in gross domestic product (GDP). Job creation and the unemployment rate are consistent with a moderately expanding economy. Corporate profits continue to grow at an expected 4 to 5 percent rate in 1997. The Consumer Price Index continues to track at a 2.5 percent to 3.0 percent rate.

  Just as we see a limited downside to today's rising interest rate environment, so is there a limited upside in the near future. The effect of higher rates will have to work itself through the economy. Higher rates have significant implications for corporate profitability, debt issuance, credit extension and international trade. Post-correction cash flows into the financial markets will be a subject of great scrutiny. One of the factors driving the stock market to its recent all-time high was the unprecedented high level of investment through mutual funds, 401(k)s and qualified contribution plans. It is realistic to expect that, on the margin, some of that cash will find a home in short-term, liquid investments while the stock market sorts itself out.

  Leadership in the stock market has been quite narrow and concentrated for the past six months in large, multinational companies with familiar consumer brand names. The recent rally after the announcement of a balanced budget agreement suggests that once monetary policy is also more certain, leadership may broaden to include small capitalization stocks.

  Higher interest rates are, of course, anathema to the fixed-income market. However, bond investors in the last few weeks have been cheered by the balanced budget proposal and by expectations that interest rates would not go much higher. We expect the bond market to trade in a very narrow range -- with long-

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]


                                NOW (4/30/97)   6 MONTHS AGO    1 YEAR AGO      2 YEARS AGO
    10-YEAR TREASURY RATE(1)         6.69            6.53         6.51             7.06
    PRIME RATE(2)*                   8.3             8.25         8.25             9
    INFLATION RATE(3)*               2.79            2.99         2.83             3.05
    THE U.S. DOLLAR(4)               9.32            3.46         8.51           -10.02
    CAPITAL GOOD ORDERS(5)*          6.34            7.46         7.42             9.96
    INDUSTRIAL PRODUCTION(5)*        5.62            3.27         2.57             3.37
    EMPLOYMENT GROWTH(6)             2.23            2.2          2.07             2.79

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of March 31, 1997.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.


term interest rates no lower than 6.75 percent and no higher than 7.25 percent. One positive effect of the stock market correction was the widening of spreads available on high yield bonds. As a consequence, high yield bonds today are more reasonably priced.

  A natural response to increased volatility in the U.S. equity market is to look abroad. In fact, the valuations of many international markets are more attractive than the U.S. However, the weak German and Japanese economies make it difficult to identify many exciting near-term opportunities without careful research.

  Our recommendation to shareholders is to stay the course and to fight the temptation to try to time when and where you should be invested. Financial assets react much quicker today to events. Volatility has returned to the market and with it heightened uncertainty. Now is the time to rely on your financial representative for the expertise and the long-term investing discipline that he or she can provide.

  With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

May 21, 1997

                             KURT STALZER BEGAN MANAGING THE KEMPER SMALL
                             CAPITALIZATION EQUITY FUND IN JANUARY. SMALL
                             COMPANY STOCKS HAVE CONTINUED TO LAG THE OVERALL MARKET BUT MAY BE A KEY ELEMENT IN MAINTAINING A FULLY DIVERSIFIED PORTFOLIO. IN THE INTERVIEW BELOW KURT DISCUSSES HIS MANAGEMENT STYLE, THE CURRENT MARKET AND THE PROSPECTS FOR SMALL COMPANY STOCKS.

 Q
     THE KEMPER SMALL CAPITALIZATION EQUITY FUND LAGGED THE RUSSELL 2000 INDEX* FOR THE SIX-MONTH PERIOD ENDING MARCH 31, 1997. WHAT ACCOUNTS FOR THIS UNDERPERFORMANCE?

                        A
     Over the last six months, value-oriented stocks have dominated the small cap market, to the detriment of growth stocks. Historically, small cap value tends to outperform small cap growth during periods of slow economic growth. In addition, we did have some stocks which had disappointing earnings. Included in the list of companies experiencing losses were LCI International, which fell due to increased price competition and Nichols Research, who found it difficult to price on government contracts.
*The Russell 2000 Index is an unmanaged capitalization weighted index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Source is Lipper Analytical Services, Inc.
 Q
     YOU HAVE BEEN MANAGING THE KEMPER SMALL CAPITALIZATION EQUITY FUND SINCE THE BEGINNING OF THE YEAR. WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO SINCE YOU BEGAN?

                        A
     I have tried to accomplish a number of things since I began managing the fund in January. Most important was to increase the level of quality and earnings predictability of the portfolio. Next was to actively bring the average market capitalization of the fund below $1 billion. We have reduced or sold many of the holdings in companies larger than $1 billion, which brought the average size of the companies in the portfolio down to approximately $700 million. Finally, we concentrated our holdings in the stocks we had the greatest level of confidence in, and decreased the number of stocks in the portfolio. In January there were more than 100 issues in the portfolio and as of March 31, 1997, we reduced the number to 98. Those changes positively affected the characteristics of the portfolio; the price-to-earnings ratio of the fund is now just slightly above the market and the earnings growth of the fund has also increased.

 Q
     KEMPER EQUITY FUNDS ARE MANAGED USING THE GROWTH PHILOSOPHY. PLEASE DISCUSS YOUR CRITERIA WHEN SELECTING STOCKS.

                        A
     We seek companies with stable and predictable earnings growth, both on a historical as well as a projected basis. They must be of superior quality from a balance sheet and management perspective and also be attractively valued relative to the market and their peers. We are constructing a portfolio of companies that all have this high level of

                                                         PERFORMANCE UPDATE

LOGO
Kurt R. Stalzer joined Zurich Kemper Investments, Inc. (ZKI) in January 1997 with over 15 years of investment experience. He is a senior vice president of ZKI and vice president and portfolio manager of Kemper Small Capitalization Equity Fund. Stalzer received a B.B.A. degree from the University of Michigan where he earned a dual specialization in finance and accounting. He is also a member of the Financial Analyst Federation and the Association of Investment Management and Research.
The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report, as stated on the cover. The manager's views are subject to change at any time, based
                                                                               5
on market and other conditions.

PERFORMANCE UPDATE

earnings visibility over a two- to five-year investment time horizon. We search for attractive niches where a company may have dominant market share or pricing power, for example. Finally and perhaps most importantly, is the management team and how accessible they are.

Q    CAN YOU GIVE A FEW EXAMPLES OF THE TYPES OF STOCKS THE FUND OWNS?

A    One of the stocks purchased that has performed well is Tencor Instruments, a semi-conductor capital equipment company, which is being acquired and has seen its stock price increase as a result. They have an excellent position in wafer defect inspection and thin film measurement systems. Another example is SPX Corp. which sells tools and equipment used to repair or make automobiles. The company's low price-to-earnings ratio, coupled with a positive earnings surprise and a management that truly runs the company for the shareholders, has significantly increased the price of this stock.

Q    CAN YOU GIVE A RECAP OF THE MARKET FOR THE PAST SIX MONTHS?

A    Small company stocks continued to be overlooked relative to the overall market. Their performance for the last two years has lagged the market. Much of the reason for their underperformance is due to the cash flowing into large company stocks, which drove their prices up while small company stocks trailed behind. Also, small cap earnings growth, on a relative basis, seems to be lagging large caps. The market was dominated by technology stocks in the fourth quarter only to see much of those gains given back at the end of March. The first quarter was also tough on health care stocks, yet proved to be good for energy stocks.

Q    WHAT OPPORTUNITIES DID THE MARCH SELL-OFF PRESENT TO YOU?

A    The volatility we have been experiencing does not create a bad environment for investing. The benefit from the sell-off was the creation of good opportunities in some technology stocks. Technology stock valuations had been high, and a perceived change in the fundamentals caused the stocks to sell-off sharply. The reality, however, is that for many companies the fundamentals did not change at all and they are selling at more reasonable prices. Financial stocks also experienced a sell-off due to the Fed increasing interest rates. Nevertheless, their fundamentals remain strong and are less affected by changes in interest rates than is generally believed. We were buyers of some service names, such as Caribiner International, Inc. and U.S. Rentals, where P/E's are higher due to their earnings predictability. We bought these names on their price weakness.

Q    SMALL COMPANY STOCKS HAVE BEEN LAGGING THE MARKET FOR TWO YEARS. WHAT DO
YOU SEE FOR THEM IN THE NEAR FUTURE?

A    There are a couple of indications that small company stocks will turn around. The first is that small company stocks remain historically undervalued relative to large company stocks. What this means is their earnings are selling for less than those of large company stocks. Secondly, the dollar has been very strong since November. A strong dollar has a negative impact on the earnings of large, multinational companies because it dilutes the value of their overseas earnings. Finally, the supply of initial public offerings has diminished recently; this should have a positive impact on existing issues in the market.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector represented on March 31, 1997, and on September 30, 1996.

                      [A SIX-MONTH COMPARISON BAR GRAPH]


                                    KEMPER SMALL         KEMPER SMALL
                                   CAPITALIZATION       CAPITALIZATION
                                    EQUITY FUND          EQUITY FUND
                                    ON 3/31/97           ON 9/30/96
CONSUMER NONDURABLES                    27.4%               23.9%

HEALTH CARE                             13.6%               23.4%

TECHNOLOGY                              13.9%               21.4%

FINANCE                                 13.0%               10.4%

CAPITAL GOODS                           11.4%                6.8%

BASIC INDUSTRIES                        11.3%                4.5%

ENERGY                                   4.1%                1.6%

TRANSPORTATION                           3.5%                1.5%

CONSUMER DURABLES                        1.8%                3.6%

UTILITIES                                0.0%                2.9%

A COMPARISON WITH THE RUSSELL 2000 INDEX*

Data show the percentage of the common stocks in the portfolio that each sector of the Kemper Small Capitalization Equity Fund represented on March 31, 1997, compared to the industry sectors that make up the fund's benchmark, the Russell 2000 Index.

                        [RUSSELL COMPARISON BAR GRAPH]

                                    KEMPER SMALL
                                   CAPITALIZATION       RUSSELL 2000
                                    EQUITY FUND           INDEX ON
                                    ON 3/31/97             3/31/97
CONSUMER NONDURABLES                    27.4%               19.8%

HEALTH CARE                             13.6%                9.7%

TECHNOLOGY                              13.9%               13.2%

FINANCE                                 13.0%               25.5%

CAPITAL GOODS                           11.4%               10.1%

BASIC INDUSTRIES                        11.3%                6.5%

ENERGY                                   4.1%                5.7%

TRANSPORTATION                           3.5%                3.5%

CONSUMER DURABLES                        1.8%                3.7%

UTILITIES                                0.0%                3.9%



* The Russell 2000 Index is an unmanaged capitalization weighted index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Source is Lipper Analytical Services, Inc.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
REPRESENTING 18.52% OF THE FUND'S TOTAL NET ASSETS ON MARCH 31, 1997

-------------------------------------------------------------------------------------------------------
HOLDINGS                                                                                        PERCENT
-------------------------------------------------------------------------------------------------------
1           SPX CORP.                    Designs, manufactures and markets specialty service      2.51%
                                         tools and original equipment components for the global
                                         motor vehicle industry.
-------------------------------------------------------------------------------------------------------

2           CULLIGAN WATER TECHNOLOGIES  Designs, manufactures and distributes systems that       2.28%
                                         provide solutions to water problems for residential,
                                         commercial, industrial and municipal customers.
-------------------------------------------------------------------------------------------------------

3           DURA PHARMACEUTICALS         A specialty pharmaceutical company marketing             2.12%
                                         prescription pharmaceuticals in the U.S. for treatment
                                         of asthma, allergies and other respiratory ailments.
-------------------------------------------------------------------------------------------------------

4           CAPSTAR HOTEL                Owns, acquires, manages and renovates hotels             1.84%
                                         throughout the United States.
-------------------------------------------------------------------------------------------------------

5           STEWART ENTERPRISES          Owns and operates 199 funeral homes and 114 cemeteries   1.79%
                                         worldwide.
-------------------------------------------------------------------------------------------------------

6           OMNICARE                     Provides services to long-term care institutions such    1.73%
                                         as nursing homes, retirement centers and other
                                         institutional health care facilities.
-------------------------------------------------------------------------------------------------------

7           WESTERN NATIONAL CORPORATION Develops, markets and issues annuity products through    1.72%
                                         niche distribution channels.
-------------------------------------------------------------------------------------------------------

8           PRECISION DRILLING           The leading Canadian company engaged in contract         1.56%
                                         drilling of oil and gas wells.
-------------------------------------------------------------------------------------------------------

9           KEANE                        Engaged in the management, analysis, design,             1.53%
                                         programming, marketing and installation of
                                         computer-based information systems.
-------------------------------------------------------------------------------------------------------

10          GLOBAL INDUSTRIES            A major supplier of pipeline construction, derrick and   1.44%
                                         diving services to the offshore oil and gas industry
                                         in the Gulf of Mexico.
-------------------------------------------------------------------------------------------------------

* Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER SMALL CAPITALIZATION EQUITY FUND

PORTFOLIO OF INVESTMENTS AT MARCH 31, 1997
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------
 COMMON STOCKS                                                                           NUMBER OF SHARES   VALUE
-----------------------------------------------------------------------------------------------------------------


BASIC INDUSTRIES--11.0%                  (a)Culligan Water Technologies                        475,000   $ 18,584
                                            Dekalb Genetics Corp.                              110,000      5,858
                                         (a)Fort Howard Corp.                                  360,000     11,205
                                         (a)Jacobs Engineering Group                           360,000      8,820
                                         (a)Mycogen Corporation                                210,000      4,883
                                            OM Group                                           305,000      8,578
                                         (a)Philip Environmental                               700,000     10,588
                                            Precision Castparts Corp.                          228,900     11,674
                                         (a)Shaw Group                                         225,000      5,147
                                         (a)Steel Dynamics Inc.                                257,100      4,499
                                         ----------------------------------------------------------------------------
                                                                                                           89,836
---------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--11.1%                        BE Aerospace, Inc.                                 327,000      8,011
                                            BMC Industries                                     310,000      8,757
                                         (a)Littelfuse, Inc.                                   200,000      9,250
                                         (a)MSC Industrial Direct                              123,900      3,609
                                         (a)Miller Industries                                  700,000      8,400
                                         (a)Robotic Vision Systems                             300,000      3,413
                                         (a)Rofin-Sinar Technologies, Inc.                     409,100      5,983
                                            SPX Corp.                                          450,000     20,419
                                            TriMas Corp.                                       479,400     11,266
                                            Watsco, Inc.                                       441,000     11,246
                                         ----------------------------------------------------------------------------
                                                                                                           90,354
---------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--23.2%                   CKE Restaurants                                    520,000     11,505
                                         (a)CapStar Hotel Company                              535,000     14,980
                                         (a)Caribiner International, Inc.                      195,000      9,116
                                         (a)Kenneth Cole Productions                           450,000      9,450
                                            Consolidated Graphics, Inc.                        342,500      9,804
                                         (a)Equity Corporation International                   450,000      9,450
                                         (a)Four Seasons Hotels Inc.                           450,000     10,350
                                         (a)Heftel Broadcasting Corp.                          158,900      7,389
                                            Hollinger International                            861,600      7,862
                                         (a)Interim Services                                   250,000      9,719
                                         (a)Interstate Hotels Company                          360,000     10,170
                                            Intertape Polymer Group                            205,000      4,177
                                         (a)K-III Communications Corporation                 1,000,000     11,250
                                         (a)MGM Grand                                          155,000      5,619
                                         (a)Men's Wearhouse                                    350,000      9,625
                                         (a)Paymentech                                         215,700      5,635
                                            Pier 1 Imports                                     337,000      5,940
                                         (a)Rental Service                                     270,500      5,140
                                            Stewart Enterprises                                400,000     14,600
                                         (a)Teletech Holdings Inc.                             180,000      3,555
                                         (a)US Rentals                                         410,700      7,444
                                         (a)Williams-Sonoma                                    200,000      5,750
                                         ----------------------------------------------------------------------------
                                                                                                          188,530
---------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--1.7%                     Ethan Allen Interiors                              220,000      9,570
                                         (a)Mohawk Industries                                  220,000      4,592
                                         ----------------------------------------------------------------------------
                                                                                                           14,162

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES--3.5%                   (a)JP Foodservice                                     350,000   $  9,669
                                         (a)Revlon, Inc.                                       270,000     10,294
                                            Richfood Holdings                                  238,550      4,473
                                         (a)Starbucks Corp.                                    135,000      3,999
                                         ----------------------------------------------------------------------------
                                                                                                           28,435
---------------------------------------------------------------------------------------------------------------------
ENERGY--4.0%                             (a)Global Industries, Ltd.                            550,000     11,756
                                         (a)Precision Drilling Corp.                           300,000     12,675
                                         (a)Trico Marine Services Inc.                         170,000      8,075
                                         ----------------------------------------------------------------------------
                                                                                                           32,506
---------------------------------------------------------------------------------------------------------------------
FINANCE--12.7%                           (a)BA Merchant Services                               440,000      6,050
                                            Bank United Corp.                                  356,300     10,511
                                            Executive Risk                                     200,000      9,275
                                            First Financial Corp.                              440,000     11,495
                                            PMI Group                                          209,000     10,476
                                            Redwood Trust                                      232,500     10,753
                                            Sirrom Capital Corporation                         281,500     10,204
                                            Texas Regional Bancshares                          167,000      5,427
                                         (a)United Insurance Companies                         214,100      4,898
                                            Western National Corporation                       598,500     13,990
                                            Wilmington Trust Corp.                             239,900     10,196
                                         ----------------------------------------------------------------------------
                                                                                                          103,275
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE--13.2%                       (a)ABR Information Services                           600,000     10,800
                                         (a)CRA Managed Care, Inc.                             295,000     11,062
                                         (a)Dura Pharmaceuticals                               483,000     17,267
                                         (a)EndoSonics Corp.                                   300,000      2,850
                                            Mentor Corp.                                       191,500      4,141
                                         (a)Occusystems, Inc.                                  210,000      4,725
                                            Omnicare, Inc.                                     600,000     14,100
                                         (a)PAREXEL International Corporation                  400,000      9,200
                                         (a)Physician Sales & Service                          600,000      7,575
                                         (a)Renal Treatment Centers                            180,000      4,050
                                         (a)Serologicals Corporation                           405,000      6,075
                                         (a)Sofamor-Danek Group                                265,000      9,573
                                         (a)Total Renal Care Holdings                          203,000      6,166
                                         ----------------------------------------------------------------------------
                                                                                                          107,584
---------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--13.5%                        (a)Analog Devices                                     230,000      5,175
                                         (a)Cimlinc Incorporated, "D", convertible
                                            preferred                                           75,431        283
                                         (a)Comverse Technology                                200,000      7,900
                                         (a)Gartner Group                                      140,000      3,028
                                         (a)Inso Corporation, Inc.                             270,000     10,142
                                         (a)Keane, Inc.                                        380,000     12,492
                                         (a)Kulicke & Soffa Industries                         185,000      3,908
                                            Linear Technology Corp.                            105,000      4,646
                                            MRV Communications                                 131,000      2,915
                                         (a)McAfee Associates, Inc.                            170,000      7,522
                                            Methode Electronics                                410,000      5,740
                                         (a)Novellus Systems                                    70,000      4,830
                                         (a)Parametric Technology Corp.                        150,000      6,769
                                         (a)Solectron Corp.                                    190,000      9,524
                                         (a)Tech Data Corporation                              395,000      9,529
                                         (a)Tellabs Operations                                 320,000     11,560
                                         (a)Tencor Instruments                                 120,000      4,335
                                         ----------------------------------------------------------------------------
                                                                                                          110,298

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------


TRANSPORTATION--3.4%                     (a)Eagle USA Airfreight                               273,800   $  8,419
                                         Heartland Express                                     330,000      6,270
                                         Tranz Rail Holdings, Ltd.                             413,500      7,495
                                         (a)Wisconsin Central Transportation                   151,900      5,354
                                         ----------------------------------------------------------------------------
                                                                                                           27,538
                                         ----------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--97.3%
                                         (Cost: $670,011)                                                 792,518
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--5.75% to 6.90%
INSTRUMENTS--3.5%
                                         Due--April 1997
                                         (Cost: $28,699)                                 $ 28,700          28,699
                                         ----------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--100.8%
                                         (Cost: $698,710)                                                 821,217
                                         ----------------------------------------------------------------------------
                                         LIABILITIES, LESS OTHER ASSETS--(.8)%                             (7,057)
                                         ----------------------------------------------------------------------------
                                         NET ASSETS--100%                                                $814,160
                                         ----------------------------------------------------------------------------

-------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------
(a) Non-income producing security.

    Based on the cost of investments of $698,710,000 for federal income tax purposes at March 31, 1997, the gross unrealized appreciation was $155,322,000, the gross unrealized depreciation was $32,815,000 and the net unrealized appreciation on investments was $122,507,000.

    See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1997
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $698,710)                                                $821,217
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 8,754
------------------------------------------------------------------------
  Fund shares sold                                                   188
------------------------------------------------------------------------
  Dividends                                                          326
------------------------------------------------------------------------
    TOTAL ASSETS                                                 830,485
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Cash overdraft                                                     6,820
------------------------------------------------------------------------
Payable for:
  Investments purchased                                            6,994
------------------------------------------------------------------------
  Fund shares redeemed                                             1,733
------------------------------------------------------------------------
  Management fee                                                     266
------------------------------------------------------------------------
  Distribution services fee                                          155
------------------------------------------------------------------------
  Administrative services fee                                        144
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             143
------------------------------------------------------------------------
  Trustees' fees                                                      70
------------------------------------------------------------------------
    Total liabilities                                             16,325
------------------------------------------------------------------------
NET ASSETS                                                      $814,160
------------------------------------------------------------------------

------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $646,203
------------------------------------------------------------------------
Undistributed net realized gain on investments                    45,450
------------------------------------------------------------------------
Net unrealized appreciation on investments                       122,507
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $814,160
------------------------------------------------------------------------

------------------------------------------------------------------------
THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($564,230 / 96,589 shares outstanding)                           $5.84
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                      $6.20
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($227,656 / 40,443 shares outstanding)                           $5.63
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($6,895 / 1,228 shares outstanding)                              $5.62
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($15,379 / 2,610 shares outstanding)                             $5.89
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 1997
(IN THOUSANDS)



------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------
  Dividends                                                     $  1,566
------------------------------------------------------------------------
  Interest                                                         2,636
------------------------------------------------------------------------
    Total investment income                                        4,202
------------------------------------------------------------------------
Expenses:
  Management fee                                                   1,619
------------------------------------------------------------------------
  Distribution services fee                                          982
------------------------------------------------------------------------
  Administrative services fee                                        983
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           1,825
------------------------------------------------------------------------
  Professional fees                                                   28
------------------------------------------------------------------------
  Reports to shareholders                                            129
------------------------------------------------------------------------
  Trustees' fees and other                                            67
------------------------------------------------------------------------
    Total expenses                                                 5,633
------------------------------------------------------------------------
NET INVESTMENT LOSS                                               (1,431)
------------------------------------------------------------------------
------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------
  Net realized gain on sales of investments                       34,549
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments          (115,873)
------------------------------------------------------------------------
Net loss on investments                                          (81,324)
------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(82,755)
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                SIX MONTHS ENDED             YEAR ENDED
                                                                   MARCH 31,                SEPTEMBER 30,
                                                                      1997                      1996
---------------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------------
  Net investment loss                                           $     (1,431)                   (4,680)
---------------------------------------------------------------------------------------------------------
  Net realized gain                                                   34,549                    98,994
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                             (115,873)                   29,125
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                           (82,755)                  123,439
---------------------------------------------------------------------------------------------------------
Distribution from net realized gain                                  (76,851)                 (120,799)
---------------------------------------------------------------------------------------------------------
Net increase from capital share transactions                          39,691                    91,530
---------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (119,915)                   94,170
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------------
Beginning of period                                                  934,075                   839,905
---------------------------------------------------------------------------------------------------------
END OF PERIOD                                                   $    814,160                   934,075
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Small Capitalization Equity Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent

NOTES TO FINANCIAL STATEMENTS

                             deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended March 31, 1997.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at a base annual rate of .65% of average daily net assets which is then adjusted upward or downward by a maximum of .30% based upon the Fund's performance as compared to the performance of the Standard & Poor's 500
                             Stock Index (thus the fee on an annual basis can range from .35% to .95% of average daily net assets).

                             During the six months ended March 31, 1997, the Fund incurred management fees as follows (in thousands):

                             Base fee                               $2,887
                             Performance adjustment                 (1,268)
                                                                    ------
                             Total fees                             $1,619
                                                                    ======

                             Zurich Investment Management Limited, an affiliate of ZKI, serves as sub-adviser with respect to foreign securities investments in the Fund and is paid by ZKI for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI) (formerly known as Kemper Distributors, Inc.). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                       COMMISSIONS       COMMISSIONS ALLOWED
                                                      RETAINED BY ZKDI    BY ZKDI TO FIRMS
                                                      ----------------   -------------------
                             Six months ended
                             March 31, 1997           $     61,000              366,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of

NOTES TO FINANCIAL STATEMENTS

                             Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                  DISTRIBUTION FEES
                                                                      AND CDSC           COMMISSIONS AND
                                                                     RECEIVED BY        DISTRIBUTION FEES
                                                                        ZKDI          PAID BY ZKDI TO FIRMS
                                                                  -----------------   ---------------------
                             Six months ended
                             March 31, 1997                          $1,193,000              718,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts that the firms service. Administrative services fees
                             (ASF) paid are as follows:

                                                                                                 ASF PAID BY ZKDI
                                                                          ASF PAID BY      -----------------------------
                                                                       THE FUND TO ZKDI    TO ALL FIRMS    TO AFFILIATES
                                                                       -----------------   -------------   -------------
                             Six months ended
                             March 31, 1997                            $  983,000            982,000          3,000

                             SHAREHOLDER SERVICES AGENT AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) (formerly known as Kemper Service Company) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $1,566,000 for the six months ended March 31, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the six months ended March 31, 1997, the Fund made no payments to its officers and incurred trustees' fees of $15,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended March 31, 1997, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $527,665

                             Proceeds from sales                         453,501

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE          The following table summarizes the activity in
     TRANSACTIONS           capital shares of the Fund (in thousands):




                                                                SIX MONTHS ENDED                     YEAR ENDED
                                                                 MARCH 31, 1997                  SEPTEMBER 30, 1996
                                                             -----------------------           -----------------------
                                                             SHARES         AMOUNT             SHARES         AMOUNT
                                       -------------------------------------------------------------------------------
                                       SHARES SOLD
                                       Class A                10,804       $  71,446            30,868       $ 202,700
                                       --------------------------------------------------------------------------------
                                       Class B                 7,054          44,975            14,887          95,149
                                       --------------------------------------------------------------------------------
                                       Class C                   478           3,049               756           4,816
                                       --------------------------------------------------------------------------------
                                       Class I                   707           4,646             1,486           9,698
                                       --------------------------------------------------------------------------------
                                       SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       Class A                 8,072          50,128            13,634          77,454
                                       --------------------------------------------------------------------------------
                                       Class B                 3,582          21,530             5,749          32,025
                                       --------------------------------------------------------------------------------
                                       Class C                   105             631                95             525
                                       --------------------------------------------------------------------------------
                                       Class I                   232           1,450               505           2,875
                                       --------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       Class A               (15,464)       (100,617)          (34,939)       (226,681)
                                       --------------------------------------------------------------------------------
                                       Class B                (7,635)        (48,026)          (14,337)        (91,287)
                                       --------------------------------------------------------------------------------
                                       Class C                  (307)         (1,897)             (359)         (2,253)
                                       --------------------------------------------------------------------------------
                                       Class I                (1,147)         (7,624)           (2,055)        (13,491)
                                       --------------------------------------------------------------------------------
                                       CONVERSION OF SHARES
                                       Class A                   425           2,771               702           4,562
                                       --------------------------------------------------------------------------------
                                       Class B                  (440)         (2,771)             (719)         (4,562)
                                       --------------------------------------------------------------------------------
                                       NET INCREASE
                                       FROM CAPITAL SHARE
                                       TRANSACTIONS                        $  39,691                         $  91,530
                                       --------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                 ----------------------------------------------
                                                                    CLASS A
                                                 ----------------------------------------------
                                                 SIX MONTHS
                                                   ENDED
                                                 MARCH 31,        YEAR ENDED SEPTEMBER 30,
                                                    1997      1996    1995    1994    1993
-----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period               $7.01       7.14    5.81    6.45    5.25
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                 --       (.02)   (.01)   (.01)   (.02)
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)           (.60)       .94    1.68    (.27)   1.71
-----------------------------------------------------------------------------------------------
Total from investment operations                    (.60)       .92    1.67    (.28)   1.69
-----------------------------------------------------------------------------------------------
  Less distribution from net realized gain           .57       1.05     .34     .36     .49
-----------------------------------------------------------------------------------------------
Net asset value, end of period                     $5.84       7.01    7.14    5.81    6.45
-----------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                      (9.04)%    16.33   30.88   (4.31)  34.11
-----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------
Expenses                                             .91%      1.08    1.14    1.34    1.03
-----------------------------------------------------------------------------------------------
Net investment income (loss)                         .01%      (.26)   (.18)   (.76)   (.43)
-----------------------------------------------------------------------------------------------

                                                 --------------------------------------------------------
                                                                         CLASS B
                                                 --------------------------------------------------------
                                                 SIX MONTHS
                                                  ENDED       YEAR ENDED SEPTEMBER 30,      MAY 31
                                                 MARCH 31,                               TO SEPT. 30,
                                                   1997       1996               1995        1994
---------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $   6.81      7.03               5.78       5.65
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                (.04)     (.09)              (.07)      (.02)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)            (.57)      .92               1.66        .15
---------------------------------------------------------------------------------------------------------
Total from investment operations                     (.61)      .83               1.59        .13
---------------------------------------------------------------------------------------------------------
Less distribution from net realized gain              .57      1.05                .34         --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.63      6.81               7.03       5.78
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       (9.49)%   15.13              29.59       2.30
---------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------
Expenses                                             2.04%     2.15               2.17       2.29
---------------------------------------------------------------------------------------------------------
Net investment loss                                 (1.12)%   (1.33)             (1.21)     (1.38)
---------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                   -----------------------------------------   --------------------------------------
                                                    CLASS C                                   CLASS I
                                   -----------------------------------------   --------------------------------------

                                   SIX MONTHS                       MAY 31     SIX MONTHS     YEAR       JULY 3
                                     ENDED            YEAR ENDED      TO         ENDED        ENDED        TO
                                   MARCH 31,           SEPT. 30,   SEPT. 30,   MARCH 31,    SEPT. 30,   SEPT. 30,
                                      1997       1996       1995     1994         1997        1996        1995
----------------------------------------------------------------------------   --------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------   --------------------------------------
Net asset value, beginning of
period                                $6.80      7.02       5.77      5.65        7.05         7.15        6.27
--------------------------------------------------------------------------     --------------------------------------
Income from investment operations:
  Net investment income (loss)         (.03)     (.09)      (.07)     (.03)        .01          .01          --
--------------------------------------------------------------------------     --------------------------------------
  Net realized and unrealized gain
  (loss)                               (.58)      .92       1.66       .15        (.60)         .94         .88
--------------------------------------------------------------------------     --------------------------------------
Total from investment operations       (.61)      .83       1.59       .12        (.59)         .95         .88
--------------------------------------------------------------------------     --------------------------------------
Less distribution from net
realized gain                           .57      1.05        .34        --         .57         1.05          --
--------------------------------------------------------------------------     --------------------------------------
Net asset value, end of period        $5.62      6.80       7.02      5.77        5.89         7.05        7.15
--------------------------------------------------------------------------     --------------------------------------
TOTAL RETURN (NOT ANNUALIZED)         (9.50)%   15.16      29.65      2.12       (8.85)       16.76       14.04
--------------------------------------------------------------------------     --------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------     --------------------------------------
Expenses                               2.02%     2.15       2.10      2.10         .60          .66         .79
---------------------------------------------------------------------          --------------------------------------
Net investment income (loss)          (1.10)%   (1.33)     (1.14)    (1.21)        .32          .16        (.14)
--------------------------------------------------------------------------     --------------------------------------

-------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-------------------------------------------------------------------------------------------------------------
                                                      SIX MONTHS
                                                        ENDED
                                                      MARCH 31,             YEAR ENDED SEPTEMBER 30,
                                                        1997        1996      1995      1994      1993
-------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)            $ 814,160     934,075   839,905   631,607   510,060
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                        110%         85       102        58        82
-------------------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the six months ended March 31, 1997 and the year ended September 30, 1996 were $.0570 and $.0557, respectively.
-------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Per share data for the year ended September 30, 1996 were determined based on average shares outstanding.

TRUSTEES & OFFICERS

TRUSTEES                         OFFICERS

STEPHEN B. TIMBERS               CHARLES R. MANZONI, JR.
President and Trustee            Vice President

DAVID W. BELIN                   JOHN E. NEAL
Trustee                          Vice President

LEWIS A. BURNHAM                 STEVEN H. REYNOLDS
Trustee                          Vice President

DONALD L. DUNAWAY                KURT R. STALZER
Trustee                          Vice President

ROBERT B. HOFFMAN                PHILIP J. COLLORA
Trustee                          Vice President
                                 and Secretary

DONALD R. JONES                  JEROME L. DUFFY
Trustee                          Treasurer

DOMINIQUE P. MORAX               ELIZABETH C. WERTH
Trustee                          Assistant Secretary

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee



--------------------------------------------------------------------------------

----------------------------------------------------------------
LEGAL COUNSEL                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                    222 North LaSalle Street
                                    Chicago, IL 60601

----------------------------------------------------------------
SHAREHOLDER SERVICE AGENT           ZURICH KEMPER SERVICE COMPANY
                                    P.O. Box 419557
                                    Kansas City, MO 64141

----------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT        INVESTORS FIDUCIARY TRUST COMPANY
                                    127 West 10th Street
                                    Kansas City, MO 64105

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INVESTMENT MANAGER                  ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER               ZURICH KEMPER DISTRIBUTORS, INC.
                                    222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

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KSCF - 3 (5/97)   1031840                                 [KEMPER FUNDS LOGO]